                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                     3/1/01
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

     WASHINGTON                     1-6563                    91-0742146
   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation)

               SAFECO Plaza, Seattle, Washington              98185
          (Address of principal executive officers)         (Zip Code)


                                 (206) 545-5000
              (Registrant's telephone number, including area code)

Item 5. Other Events

EARTHQUAKE UPDATE

SEATTLE - (Feb. 28, 2001) - If your home, auto or business suffered damage in today's Puget Sound-area earthquake, you're going to want to take steps to prevent further damage to your property and begin the claims process.

Customers who have property damage should call SAFECO's toll-free claims line at 1-888-723-3265.

"SAFECO provides earthquake coverage as a totally separate policy from its standard homeowners insurance policy. On business insurance, earthquake coverage is sold as an endorsement. Check your insurance policy, call your agent or talk to a SAFECO customer representative through our toll-free number to determine if you have coverage," said Jim Schmidt, SAFECO senior vice president of claims.

"If possible, and without jeopardizing personal safety, it is wise to make emergency repairs," according to Schmidt. "If your home is severely damaged, shut off your gas, water and electricity until inspected by utility crews to ensure safe operation."

"We want to assure our customers that SAFECO is fully operational and ready to handle their claims. Again, for SAFECO's customers who have damage, the most important thing they should do is call 1-888-723-3265 to verify their policy includes earthquake coverage and get the claims process started," said Schmidt.

SAFECO, in business since 1923, is a Fortune 500 diversified financial services company based in Seattle. SAFECO and its more than 17,000 independent agents and financial advisors provide premier insurance and financial services to individual and business customers. More information about SAFECO can be found on its Website, www.safeco.com.

                                  FEBRUARY 28TH
                             PUGET SOUND EARTHQUAKE
                             HOMEOWNERS FACT SHEET

At 10:55 a.m. P.S.T. on Wednesday, Feb. 28, a 6.8 magnitude earthquake struck the Puget Sound area. The following information is related to SAFECO's earthquake coverage in the area:

     o SAFECO sells earthquake coverage as a separate policy; it is not included under SAFECO's regular homeowners policy.

     o SAFECO is the #1 provider of homeowners insurance in Washington state, with 223,000 policies in force - a 17.2% marketshare - according to a Best 1999 study.

     o Of those 223,000 policies, 8.5% - about 19,000 homes - have the additional earthquake coverage policy.

     o    SAFECO's earthquake coverage is subject to a minimum 10% deductible.

     o    The maximum earthquake policy limit is $1 million in Washington state.

     o    Earthquake policy coverage does not offer guaranteed replacement cost.

     o Earthquake policy coverage does not cover outbuildings, swimming pools and hot tubs, landscaping, artwork and other decorative items, business property and certain other items.

     o As is the case for any quake over 5.0, a 10-day earthquake moratorium on new policies or changes in policies was put in place at the time of the quake.


                                  FEBRUARY 28TH
                             PUGET SOUND EARTHQUAKE
                           COMMERCIAL LINES FACT SHEET

Following is information related to SAFECO's commercial insurance earthquake coverage in the Puget Sound area:

     o SAFECO generally sells earthquake coverage as an endorsement to existing commercial insurance policies.

     o SAFECO is the #1 provider of commercial multi-peril insurance in Washington state, with 17% of the marketshare according to a Best 1999 study.

SAFECO COMMERCIAL INSURANCE (SCI): insuring mid-market to large commercial businesses

     o SCI has 33 standard commercial policies that have earthquake coverage within the four most heavily-affected counties (King, Pierce, Thurston and Snohomish). This represents less than 1% of the total policies insured in those four counties.

     o SCI's maximum net liability on each of those policies is $1 million - the gross maximum liability for all but one policy is $10 million, and SCI has reinsurance that will cover up to $9 million per policy.

     o    Earthquake deductibles range from $10,000 - $100,000.

     o SCI also has five surplus lines homeowners policies with earthquake coverage, sold through its Select Markets Division, with a maximum liability of $500,000 each and a 10% deductible.

     o Every earthquake exposure is individually underwritten, and SCI will not provide coverage for ordinary masonry structures built prior to 1976 or other types of construction built prior to 1950.

SAFECO BUSINESS INSURANCE (SBI): insuring small-to-medium sized businesses

     o SBI has 687 policies that have earthquake coverage within the four most heavily-affected counties (King, Pierce, Thurston and Snohomish). This represents 3.5% of SBI's total policies insured in those four counties.

     o SBI's maximum net liability on earthquake endorsements is $2.5 million -- the gross maximum liability per endorsement is $10 million, and SBI has reinsurance that will cover up to $7.5 million per endorsement.

     o    Earthquake deductibles range from 5% to 10%, with most at 10%.

     o    Every earthquake exposure is individually underwritten.

Forward-Looking Information is Subject to Risk and Uncertainty

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of our business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

     o our ability to obtain rate increases and non-renew underpriced insurance accounts;

     o    realization of growth and business retention estimates;

     o    achievement of our premium targets and profitability;

     o    changes in competition and pricing environments;

     o    achievement of our expense reduction goals;

     o the occurrence of significant natural disasters, including earthquakes;

     o weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;

     o    changes in the nature of the property and casualty book of business;

     o    driving patterns;

     o    fluctuations in interest rates;

     o    availability of bank credit facilities;

     o    performance of financial markets;

     o    court decisions and trends in litigation;

     o    rating agency actions;

     o    legislative and regulatory developments;

     o    the adequacy of loss reserves;

     o    the availability and pricing of reinsurance;

     o    the development of major Year 2000 related claims or liabilities; and

     o    general economic and market conditions.

In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, our achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect our efforts to restore earnings in our property and casualty lines.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION

Dated: MARCH 2, 2001                              By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer